SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 13, 2001


                            TTTTICKETS HOLDING CORP.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-31176               04-2968425
          --------                    ---------               ----------
(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)               File No.)           Identification No.)


7 Tfuzot Israel                                           Givataim, Israel 53583
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code 972-3-5734382


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On December 13, 2001, the Company's independent auditor, S. W. Hatfield, CPA ("Hatfield") of Dallas, Texas, notified TTTTickets Holding Corp. (the "Company") of its decision to decline reappointment as the Company's independent auditor.

During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the dismissal, the Company has had no disagreements with Hatfield on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

No  accountant's  report on the financial  statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following going concern qualification: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has no viable operations or significant assets and is dependent upon significant shareholders to provide sufficient working capital to maintain the integrity of the corporate entity. These circumstances create substantial doubt about the Company's ability to continue as a going concern and are discussed in Note A. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties."

On December 28, 2001, the Company provided Hatfield with a copy of this Form 8-K and requested that it furnish a letter to the Company, addressed to the Securities and Exchange Commission, stating that it agreed with the statements made herein or the reasons why it disagreed. The Company received a letter from Hatfield dated December 31, 2001 stating that it agreed with the statements contained herein. This letter has been filed as an exhibit to this current report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
-----------    -----------

16.1 Letter on change of certifying accountant pursuant to Regulation S-B Section 304(a)(3).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2001

                                               TTTTICKETS HOLDING CORP.


                                               By:  /s/  Eliron Yaron
                                               ---------------------------
                                               Name:  Eliron Yaron
                                               Title: President

                                  EXHIBIT INDEX
                                  -------------


Exhibit
  No.                                    Description
-------                                  -----------

16.1 Letter on change of certifying accountant pursuant to Regulation S-B Section 304(a)(3).